EXHIBIT 10.4









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                          FORM OF AMENDED AND RESTATED


                         SUPPORT AND EXPENSES AGREEMENT


                                     between


                         ALLSTATE LIFE INSURANCE COMPANY


                                       and


                          ALLSTATE LIFE GLOBAL FUNDING


                               Dated as of -, 2006



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
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                                TABLE OF CONTENTS

                                                                                                     PAGE


                                    ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

SECTION 1.1           Definitions......................................................................1
SECTION 1.2           Other Definitional Provisions....................................................4

                                    ARTICLE 2
                            CONTINUATION OF THE BASE SUPPORT AGREEMENT; REPRESENTATIONS AND WARRANTIES

SECTION 2.1           Continuation of the Base Support Agreement.......................................5
SECTION 2.2           Representations and Warranties...................................................5

                                    ARTICLE 3
                               SUPPORT OBLIGATIONS

SECTION 3.1           Payment of Support Obligations...................................................6
SECTION 3.2           Amended or Additional Arrangements...............................................6
SECTION 3.3           Waiver of Notice.................................................................6
SECTION 3.4           No Impairment....................................................................7
SECTION 3.5           Enforcement......................................................................7
SECTION 3.6           Subrogation......................................................................8
SECTION 3.7           Actions; Notification............................................................8
SECTION 3.8           Settlement Without Consent.......................................................9
SECTION 3.9           Third Party Beneficiaries........................................................9

                                    ARTICLE 4
                               GENERAL PROVISIONS

SECTION 4.1           Binding Effect...................................................................9
SECTION 4.2           Amendments; Assignments..........................................................9
SECTION 4.3           Term of Support Agreement........................................................9
SECTION 4.4           Notices.........................................................................10
SECTION 4.5           Governing Law...................................................................10
SECTION 4.6           Consent to Jurisdiction.........................................................10
SECTION 4.7           Waiver of Jury Trial............................................................11
SECTION 4.8           Counterparts....................................................................11
SECTION 4.9           Severability....................................................................11
SECTION 4.10          Entire Agreement................................................................11
SECTION 4.11          No Waiver.......................................................................11
SECTION 4.12          Remedies Cumulative.............................................................12
SECTION 4.13          Limitation of Delaware Trustee Liability........................................12


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     This AMENDED AND RESTATED SUPPORT AND EXPENSES  AGREEMENT,  dated as of -,
2006 (this "Amended and Restated Support Agreement"), between Allstate Life Insurance Company, an Illinois stock life insurance company ("Allstate Life") and Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding"),

                              W I T N E S S E T H:

     WHEREAS, Allstate Life and Global Funding entered into that certain Support and Expenses Agreement, dated as of June 27, 2002, as amended and restated by the Amended and Restated Support and Expenses Agreement, dated as of April 27, 2004, and as further amended and restated by the Amended and Restated Support and Expenses Agreement, dated as of August 16, 2005 (as so amended and restated, the "Base Support Agreement"), and the parties hereto desire to amend and restate the Base Support Agreement in its entirety;

     WHEREAS, since August 27, 2004, Global Funding has been facilitating, and desires to continue to facilitate, a program (the "Program") for the issuance, from time to time, of Secured Medium Term Notes and Allstate Life(R) CoreNotes(R) (collectively, the "Notes"), as more fully described in the Registration Statement;

     WHEREAS, the Notes outstanding under the Program have been, and any Notes to be issued under the Program will be, issued by a newly created Delaware statutory trust (each, a "Trust"), as more fully described in the Registration Statement; and

     WHEREAS, each existing Trust has acquired, and each Trust to be formed will acquire, one or more funding agreement(s) (each, a "Funding Agreement") issued by Allstate Life;

     NOW THEREFORE, in consideration of the premises and covenants set forth in this Amended and Restated Support Agreement, the parties agree as follows:

                                   ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

     SECTION 1.1 Definitions. Unless the context otherwise requires, the following terms, as used in this Amended and Restated Support Agreement, have the following meanings:

     "Additional Amounts", with respect to any Trust, has the meaning set forth in the applicable Indenture or Funding Note Indenture.

     "Administrator" means AMACAR Pacific Corp., a Delaware corporation, in its capacity as the sole administrator of Global Funding, and its permitted successors and assigns.

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     "Amended  and  Restated  Support  Agreement"  means  this  instrument,   as
originally executed, and as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Agents" has the meaning ascribed in the Distribution Agreement.

     "Allstate Life" means Allstate Life Insurance Company, an Illinois stock life insurance company, and its successors.

     "Base Support Agreement" has the meaning ascribed in the first recital.

     "Business Day" means a day (other than a Saturday, Sunday or legal holiday) on which commercial banks in the City of New York, the Borough of Manhattan and Cook County, State of Illinois, are open for business.

     "Commission" means the Securities and Exchange Commission.

     "Delaware Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee of Global Funding, and its successors.

     "Distribution Agreement" means that certain Distribution Agreement dated -, 2006, by and among Global Funding and the Agents named therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Excluded Amounts" means (i) any obligation of Global Funding or any Trust to make any payment in accordance with the terms of any Funding Note or any Notes, (ii) any obligation or expense of Global Funding or any Trust to the extent that such obligation or expense has actually been paid utilizing funds from payments under any Funding Agreement or any Funding Note, as applicable,
(iii) any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty and liability of any kind or nature whatsoever resulting from or relating to any insurance regulatory or other governmental authority asserting that: (a) any Funding Note or any Notes are, or are deemed to be, (1) participations in any Funding Agreement or (2) contracts of insurance, or (b) the offer, purchase, sale or transfer of any Funding Notes or any Notes, or the pledge and collateral assignment of, or the grant of a security interest in, any Funding Agreement, (1) constitute the conduct of the business of insurance or reinsurance in any jurisdiction or (2) require Global Funding, any Trust or any Holder to be licensed as an insurer, insurance agent or broker in any jurisdiction, (iv) any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty and liability of any kind imposed on a Service Provider resulting from the bad faith, misconduct or negligence of such Service Provider, (v) any income taxes or overhead expenses of any Service Provider,
(vi) any withholding taxes imposed with respect to payments made under any Funding Agreement, any Funding Note or any Notes, or (viii) any Additional Amounts paid to any Holder.

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     With respect to any Support Obligation owed to the Delaware Trustee and the
Administrator, clause (iii) of the definition of "Excluded Amounts" shall not apply.

     "Funding Agreement" has the meaning ascribed in the fourth recital.

     "Funding Note", with respect to any Trust, has the meaning ascribed in the applicable Funding Note Indenture.

     "Funding Note Indenture" means, with respect to any Funding Note sold by Global Funding to a Trust, that certain Funding Note Indenture included in Part H of the Series Instrument for the Trust, among Global Funding and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Funding Note Indenture Trustee", with respect to any Funding Note, has the meaning ascribed in the applicable Funding Note Indenture.

     "Global Funding" means Allstate Life Global Funding, a statutory trust formed under the laws of the State of Delaware.

     "Holder" means any holder of the Notes.

     "Indenture" means, with respect to any Trust, that certain Indenture included in Part G of the Series Instrument for the Trust, among the Trust and the other parties specified therein, as the same may amended, supplemented, modified, restated or replaced from time to time.

     "Indenture Trustee", with respect to any Trust, has the meaning ascribed in the applicable Indenture.

     "Notes" has the meaning ascribed in the second recital.

     "Notice of Obligation" means the instrument evidencing a Support Obligation of Global Funding in, or substantially in, the form attached as Exhibit A.

     "Proceeding" has the meaning ascribed in Section 3.7(a).

     "Program" has the meaning ascribed in the second recital.

     "Registration Statement" means the Registration Statement relating to the Program (File No. 333-129157), filed with the Commission by Allstate Life and Global Funding on October 20, 2005, as amended by Amendment No. 1 filed with the Commission on November 29, 2005, and Amendment No. 2 filed with the Commission on -, 2006, and as it may further be amended, supplemented, modified, restated or replaced from time to time.

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     "Series Instrument" means, with respect to any Trust, the Series Instrument of the Trust, pursuant to which the Funding Note Indenture, the Indenture and certain other agreements are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "Service Provider" means each of the Delaware Trustee, any Funding Note Indenture Trustee, any Indenture Trustee, the Administrator and any other agent or provider of services to Global Funding (other than the Agents).

     "Standard Indenture Terms" means the Standard Indenture Terms relating to the Program for the issuance of Notes, substantially in the form filed as an exhibit to the Registration Statement.

     "Support Obligations" means, without duplication, any and all (i) reasonable costs and expenses reasonably incurred (including the reasonable fees and expenses of any Service Provider), relating to the offering, sale and issuance of the Funding Notes and the Notes and (ii) costs, expenses and taxes of Global Funding; in each case except the Excluded Amounts.

     "Trust" has the meaning ascribed in the third recital.

     SECTION 1.2 Other Definitional Provisions. For all purposes of this Amended and Restated Support Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

     (b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

     (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Amended and Restated Support Agreement or the intent of the parties to this Amended and Restated Support Agreement; and

     (d) capitalized terms not otherwise defined in this Amended and Restated Support Agreement will have the respective meanings set forth in the Standard Indenture Terms.

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                                    ARTICLE 2
         CONTINUATION OF THE BASE SUPPORT AGREEMENT; REPRESENTATIONS AND
                                   WARRANTIES

     SECTION 2.1 Continuation of the Base Support Agreement. The parties hereto agree that, upon the execution of this Amended and Restated Support Agreement:

     (a) the Base Support Agreement shall continue in full force and effect as amended and restated by this Amended and Restated Support Agreement; and

     (b) the rights and obligations of the parties hereto shall be as provided in this Amended and Restated Support Agreement.

     SECTION 2.2 Representations and Warranties. Each party to this Amended and Restated Support Agreement represents and warrants to the other that as of the date of this Amended and Restated Support Agreement:

     (a) it has the power to enter into this Amended and Restated Support Agreement and to consummate the transactions contemplated by this Amended and Restated Support Agreement;

     (b) it has duly authorized, executed and delivered this Amended and Restated Support Agreement;

     (c) assuming the due authorization, execution and delivery of this Amended and Restated Support Agreement by the other party, this Amended and Restated Support Agreement constitutes a legal, valid and binding obligation of the representing party;

     (d) this Amended and Restated Support Agreement is enforceable against the representing party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights, and subject as to enforceability to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

     (e) its execution and delivery of this Amended and Restated Support Agreement, consummation by it of the transactions contemplated by this Amended and Restated Support Agreement and the performance of its obligations under this Amended and Restated Support Agreement do not and will not constitute or result in a default, breach or violation of the terms or provisions of its organizational documents or any material indenture, contract, agreement, instrument, mortgage, judgment, injunction or

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          order  applicable  to  which  it is a  party  or by  which  any of its properties may be bound; and

     (f) no filing with or authorization, order, consent, permit or approval of any federal or state governmental authority or agency or political subdivision thereof is required for the execution, delivery and performance of this Amended and Restated Support Agreement that has not been already obtained or acquired.

                                   ARTICLE 3
                               SUPPORT OBLIGATIONS

     SECTION 3.1 Payment of Support Obligations.

     (a) Allstate Life irrevocably and unconditionally agrees to: (i) indemnify Global Funding against, and pay, all Support Obligations; and (ii) without duplication, indemnify each Service Provider against, and pay, all Support Obligations due and payable by Global Funding to such Service Provider, in each case within two Business Days of receipt of the applicable Notice of Obligation, subject only to the terms and conditions of this Amended and Restated Support Agreement.

     (b) Allstate Life agrees to pay any amount due under this Amended and Restated Support Agreement in the currency in which the related Support Obligation originated.

     (c) Allstate Life and Global Funding agree that all payments due under this Section 3.1 in respect of any Support Obligation shall be effected, and any responsibility of Allstate Life to pay such Support Obligation pursuant to the indemnity provided to Global Funding in this Amended and Restated Support Agreement shall be discharged, by the payment by Allstate Life, at the order of Global Funding, to the account of the person to whom such Support Obligation is owed, as specified in the applicable Notice of Obligation.

     SECTION 3.2 Amended or Additional Arrangements. Global Funding will not, without the prior written approval of Allstate Life: (a) enter into or amend, modify, restate, and/or supplement any compensation or indemnification arrangements with respect to the Program; or (b) waive any of its rights under any compensation or indemnification provisions under the Program.

     SECTION 3.3 Waiver of Notice. Allstate Life waives notice of any fact or circumstance that could give rise to the payment of any Support Obligation under

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Section  3.1 and,  except as  otherwise  provided in this  Amended and  Restated
Support Agreement, Allstate Life also waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     SECTION 3.4 No Impairment. The obligations, covenants, agreements and duties of Allstate Life under this Amended and Restated Support Agreement will in no way be affected or impaired by reason of the happening from time to time of any of:

     (a) the extension of time for the payment of all or any portion of any Support Obligation or for the performance of any other obligation arising under, out of, or in connection with, any Support Obligation;

     (b) any failure, omission, delay or lack of diligence on the part of Global Funding to enforce, assert or exercise any right, privilege, power or remedy conferred on Global Funding with respect to any Support Obligation or any action on the part of Global Funding granting indulgence or extension of any kind;

     (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, Global Funding or any of the assets of Global Funding;

     (d) the existence of any claim, set-off or other rights that Allstate Life may have at any time against Global Funding; provided, that nothing in this Amended and Restated Support Agreement shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or

     (e) any other act or omission to act or delay of any kind by Global Funding or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3.4(e), constitute a legal or equitable discharge of or defense to Allstate Life's obligations under this Amended and Restated Support Agreement.

     SECTION 3.5 Enforcement. Notwithstanding any rights granted to Allstate Life under Section 3.7, Allstate Life waives any right or remedy to require that any action be brought against any Person prior to the assertion of a claim under this Amended and Restated Support Agreement.

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     SECTION 3.6 Subrogation. Upon, and subject to, the payment by Allstate Life of any Support Obligation:

     (a) Allstate Life shall be subrogated to all of the rights, interests and remedies, if any, of Global Funding in respect of such Support Obligation; and

     (b) Global Funding will: (i) from time to time execute all such instruments and other agreements and take all such other actions as may be necessary or desirable, or that Allstate Life may request, to protect any interest of Allstate Life with respect to any Support Obligation or to enable Allstate Life to exercise or enforce any right, interest or remedy it may have with respect to any such Support Obligation; and (ii) release to Allstate Life any amount received relating to any Support Obligation, or any portion of any Support Obligation, immediately after any such amount relating to such Support Obligation, or any portion of any such Support Obligation, is received by Global Funding.

     SECTION 3.7 Actions; Notification.

     (a) Global Funding shall give prompt written notice to Allstate Life of any litigation, or any investigation or proceeding by any governmental agency or body or other Person, whether commenced or threatened, against Global Funding that may give rise to any Support Obligation (each, a "Proceeding"), but Global Funding's failure to so notify Allstate Life shall not relieve Allstate Life from any liability which it may have otherwise under this Amended and Restated Support Agreement unless the failure to so notify had an adverse impact on Allstate Life.

     (b) Allstate Life may, in its sole discretion, elect to assume the defense of Global Funding in any Proceeding that could give rise to any Support Obligation, and if it so elects, Allstate Life shall select counsel reasonably acceptable to Global Funding to represent Global Funding in such Proceeding and pay the fees and expenses of such counsel. In any Proceeding, Global Funding shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall not constitute a Support Obligation unless: (i) Allstate Life and Global Funding shall have mutually agreed to the retention of such counsel; or (ii) the named parties to any such Proceeding (including any impleaded parties) include both Allstate Life and Global Funding, and representation of both parties by the same counsel would be

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          inappropriate due to actual or potential  differing  interests between them. In no event shall Allstate Life be liable for fees and expenses of more than one counsel (in addition to any local counsel) for Global Funding in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 3.8 Settlement Without Consent. Global Funding may not settle any Proceeding without the consent of Allstate Life.

     SECTION 3.9 Third Party Beneficiaries. Allstate Life understands and agrees that each Service Provider (including such parties in their respective individual capacity) shall be a third party beneficiary of the indemnity provided under this Amended and Restated Support Agreement, subject to the limitations on such indemnity provided in this Amended and Restated Support Agreement. No other Person shall have any legal or equitable right, remedy or claim under or in respect of this Amended and Restated Support Agreement or any covenants, conditions or provisions contained in this Amended and Restated Support Agreement.

                                   ARTICLE 4
                               GENERAL PROVISIONS

     SECTION 4.1 Binding Effect. All obligations, covenants, agreements and duties contained in this Amended and Restated Support Agreement shall bind the permitted successors and assigns, and receivers, trustees and representatives of each of Allstate Life and Global Funding.

     SECTION 4.2 Amendments; Assignments.

     (a) This Amended and Restated Support Agreement will not be amended, supplemented, modified, restated or replaced in any manner, except with the unanimous written consent of Global Funding, Allstate Life, the Administrator, the Delaware Trustee, each Funding Note Indenture Trustee and each Indenture Trustee.

     (b) Neither this Amended and Restated Support Agreement nor any title, right or interest in this Amended and Restated Support Agreement may be sold, transferred, assigned, hypothecated or alienated in any manner whatsoever, except with the express written consent of Global Funding and Allstate Life.

     SECTION 4.3 Term of Support Agreement. This Amended and Restated Support Agreement shall terminate and be of no further force and effect upon the date on which the Amended and Restated Trust Agreement terminates. Unless and until this Amended and Restated Support Agreement is terminated as specified in this

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Section 4.3, this Amended and Restated  Support  Agreement  will be  continuing, irrevocable, unconditional and absolute.

     SECTION 4.4 Notices. All demands, notices, instructions or other communications required or permitted to be given under this Amended and Restated Support Agreement shall be given in writing by delivering the same against receipt by facsimile transmission (confirmed by registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

                  If to Global Funding, to:

                  c/o AMACAR Pacific Corp.
                  6525 Morrison Boulevard, Suite 318
                  Charlotte, North Carolina  28211
                  Attention: Douglas K. Johnson
                  Facsimile: (704) 365-1632

                  If to Allstate Life, to:

                  Allstate Life Insurance Company
                  3100 Sanders Road, Suite M3A
                  Northbrook, Illinois  60062
                  Attention: Assistant Vice President, Institutional Markets
                  Facsimile: (847) 326-6289

or such other address previously furnished in writing to the other party.

     SECTION 4.5 Governing Law. Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, this Amended and Restated Support Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 4.6 Consent to Jurisdiction. Each party to this Amended and Restated Support Agreement submits for itself and in connection with its properties, generally and unconditionally, to the nonexclusive jurisdiction of the United States Federal court located in the City of New York, the Borough of Manhattan for purposes of any legal proceeding arising out of or relating to this Amended and Restated Support Agreement or the transactions contemplated by this Amended and Restated Support Agreement. Each party to this Amended and Restated Support Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to this Amended and Restated Support Agreement consents to process being served in

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any suit, action or proceeding with respect to this Amended and Restated Support
Agreement, or any document delivered pursuant to this Amended and Restated Support Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this Amended and Restated Support Agreement or to any other address of which it shall have given written notice to the other party. The foregoing shall not limit the ability of any party to this Amended and Restated Support Agreement to bring suit in the courts of any other jurisdiction.

     SECTION 4.7 Waiver of Jury Trial. Each of the parties to this Amended and Restated Support Agreement irrevocably and expressly waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Amended and Restated Support Agreement or any claims or transactions in connection with this Amended and Restated Support Agreement. Each of the parties to this Amended and Restated Support Agreement acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived.

     SECTION 4.8 Counterparts. This Amended and Restated Support Agreement and any amendments, supplements, modifications, restatements or replacements of this Amended and Restated Support Agreement, or waivers or consents to this Amended and Restated Support Agreement, may be executed in any number of counterparts, and by parties to this Amended and Restated Support Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together shall constitute one and the same instrument. This Amended and Restated Support Agreement shall become effective upon the execution of a counterpart by each of the parties to this Amended and Restated Support Agreement.

     SECTION 4.9 Severability. In the event any provision or obligation of this Amended and Restated Support Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

     SECTION 4.10 Entire Agreement. This Amended and Restated Support Agreement constitutes the entire agreement between the parties relating to its subject matter, and supersedes all previous agreements between the parties, whether written or oral.

     SECTION 4.11 No Waiver. No failure on the part of the parties to this Amended and Restated Support Agreement to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Amended and Restated Support Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

     SECTION 4.12 Remedies Cumulative. No right, power or remedy of the parties under this Amended and Restated Support Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

     SECTION 4.13 Limitation of Delaware Trustee Liability. Notwithstanding any provision of this Amended and Restated Support Agreement to the contrary, it is expressly understood and agreed by the parties that: (a) this Amended and Restated Support Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it pursuant to the Amended and Restated Trust Agreement; (b) each of the representations, undertakings and agreements in this Amended and Restated Support Agreement made on the part of Global Funding is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose of binding only Global Funding; (c) nothing contained in this Amended and Restated Support Agreement shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied in this Amended and Restated Support Agreement, all such liability, if any, being expressly waived by the parties to this Amended and Restated Support Agreement and by any person claiming by, through or under the parties to this Amended and Restated Support Agreement; and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Global Funding or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Global Funding under this Amended and Restated Support Agreement or any other related documents.

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Support Agreement to be executed by duly authorized representatives as of the day and year first above written.

                         ALLSTATE LIFE INSURANCE COMPANY



                         By:
                              ---------------------------------------
                              Name:
                              Title:



                         ALLSTATE LIFE GLOBAL FUNDING

                         By: WILMINGTON TRUST COMPANY,
                         not in its individual capacity,
                         but solely as Delaware Trustee



                         By:
                              -----------------------------------------
                              Name:
                              Title:

                                                            EXHIBIT A

                             NOTICE OF OBLIGATION




                                                             Date: -


By [Hand or Overnight] Delivery and/or Facsimile

Allstate Life Insurance Company
Office of the General Counsel
3100 Sanders Road
Northbrook, Illinois 60062
Telephone:  -
Facsimile:  -


Ladies and Gentlemen:

     Reference is hereby made to the Amended and  Restated  Support and Expenses
Agreement  dated  as  of  -,   2006  (the  "Amended  and  Restated  Support
Agreement") entered into between Allstate Life Insurance Company, an Illinois stock life insurance company ("Allstate Life") and Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding"). Capitalized terms used in this notice (this "Notice of Obligation") and not otherwise defined have the respective meanings ascribed in this Amended and Restated Support Agreement.

     Global Funding hereby represents to Allstate Life that:

     (a) on -, Global Funding incurred a Support Obligation in an amount of $-;

     (b) the Support Obligation resulted from -; and

     (c) all documents and instruments evidencing the Support Obligation are attached to this Notice of Obligation.

     Global Funding hereby requests Allstate Life to pay the Support Obligation in accordance with this Amended and Restated Support Agreement to the following account:

                  [Name of Bank:
                  Account No.:
                  Reference No.:]

     IN WITNESS WHEREOF, Global Funding has executed and delivered this Notice of Obligation as of the date first written above.

ALLSTATE LIFE GLOBAL FUNDING

By: WILMINGTON TRUST COMPANY,
not in its individual capacity,
but solely as Delaware Trustee



By:
      --------------------------------------
      Name:
      Title:




                                      A-2